CONVERTIBLE NOTES PAYABLE	12 Months Ended
Jul. 31, 2018
Debt Disclosure [Abstract]
CONVERTIBLE NOTES PAYABLE

NOTE 6. CONVERTIBLE NOTES PAYABLE

On January 7, 2015, the outstanding notes payables of $523,916 were replaced by convertible notes payables in the same amounts. In addition, accrued interest of $74,491 associated with the outstanding notes payable was forgone and forgiven by the note holders. The notes are convertible into shares of the Company’s common stock at a conversion price of $1.00 per share at the note holders’ sole and exclusive option. The convertible notes were originally interest free until December 31, 2015, and due on February 1, 2016. In January 2016, due dates for the convertible notes were extended to February 1, 2017. In addition, the convertible notes were amended to remain interest free until December 31, 2016, after which time the notes shall bear interest at 6% per annum.

On January 6, 2017, the Company’s sole director entered into an agreement to convert the total amount of outstanding convertible notes payable of $523,916 for a total of 26,195,800 shares of common stock (post-split). On January 6, 2017, the Company’s sole director entered into an agreement to convert the $10,009 of non-interest bearing, due on demand loans for a total of 500,450 shares of common stock. As of July 31, 2018, and 2017, the balance of convertible notes payable to related party is $0.